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                                                                     EXHIBIT 10o

                                AMENDMENT NO. 2
                                       TO
                      COMMITMENT TO GUARANTEE OBLIGATIONS



         THIS AMENDMENT NO. 2, dated as of July 1, 1998 (the "Amendment"), to that certain Commitment to Guarantee Obligations, dated as of December 17, 1996 (the "Commitment") as amended by Amendment No. 1 dated June 30, 1997, is by and between the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administration (the "Secretary"), and ROWAN COMPANIES, INC. (the "Shipowner", and together with the Secretary, the "Parties").

         WHEREAS, on December 17, 1996, the Shipowner executed the Indenture, and issued thereunder a Floating Rate Note designated, "United States Government Guaranteed Ship Financing Obligations, GORILLA V Series" (the "Initial Transaction") with a maximum principal amount of $153,091,000;

         WHEREAS, on July 1, 1997, the Shipowner executed Supplement No. 1 to the Indenture, and issued thereunder a Fixed Rate Note designated, "United States Government Guaranteed Ship Financing Obligations, GORILLA V Series" (the "Second Transaction") in the principal amount of $67,000,000; and

         WHEREAS, on July 1, 1997, the Floating Rate Note dated December 17, 1996 was cancelled and a new Floating Rate Note was issued in the maximum amount of $86,091,000;

         WHEREAS, pursuant to Title XI of the Merchant Marine Act, 1936, the Secretary guaranteed the payment of outstanding principal of and interest on the Floating Rate Note and Fixed Rate Note ("the Obligations"); and

         WHEREAS, Article Fourth of the Special Provisions of the Trust Indenture provides that the Shipowner may redeem or repay the Floating Rate Note, in whole or in part, on a Redemption Date designated by the Shipowner, from the proceeds of the issuance of a fixed rate note; and

         WHEREAS, the Parties wish to amend certain documents relating to the Initial Transaction and Second Transaction in order to provide for the complete redemption of the Floating Rate Note and for the escrow funding contemplated by section 2.03 hereof, by the issuance of a second fixed rate note in the aggregate amount of $86,091,000;

         NOW THEREFORE, in consideration of the mutual rights and obligations set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:




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         SECTION 1.01 Annexed to each counterpart of this Amendment No. 2 to the
Commitment to Guarantee Obligations are the forms of the Obligation Purchase Agreement, Supplement No. 2 to the Trust Indenture, Amendment No. 2 to the Security Agreement, and the Obligations to be issued July 1, 1998, the forms of which are hereby approved by the Secretary.

         SECTION 1.02 Article III of the Commitment shall be amended pursuant to
Article VI thereof, as follows:

         The Obligations to be issued as a second fixed rate note shall be as provided in the Indenture and in the form of the Fixed Rate Note annexed as
Exhibit 3B to the Indenture. The Obligations shall be subject to all of the terms and conditions set forth in the Indenture. Supplement No. 2 to the Trust Indenture, Amendment No. 2 to the Security Agreement, and the Obligations to be issued as a second fixed rate note shall be executed and delivered by the Shipowner on the Second Effective Date.

         Except as so amended, the provisions of the Commitment shall apply to and govern this Amendment No. 2 to Commitment to Guarantee Obligations.

         Capitalized terms not specifically defined herein shall have the respective meanings stated in Schedule A to the Trust Indenture dated as of December 17, 1996, as amended, between the Shipowner and the Indenture Trustee.

         This Amendment No. 2 to Commitment to Guarantee Obligations may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Notwithstanding any provision herein, in the event there are any inconsistencies between the original of this document held by the Secretary, and an original held by any other party to this transaction, the provisions of the original held by the Secretary shall prevail.



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         IN WITNESS WHEREOF, this Amendment No. 2 to Commitment to Guarantee
Obligations has been executed and sealed by the United States and accepted and sealed by the Shipowner on the day and year first above written.




                                          UNITED STATES OF AMERICA
                                          SECRETARY OF TRANSPORTATION


                                          BY: MARITIME ADMINISTRATOR
(SEAL)


ATTEST:                                   --------------------------------------
                                          Secretary


---------------------------------
Assistant Secretary



                                          ROWAN COMPANIES, INC.

(SEAL)

                                          By:
ATTEST:                                      -----------------------------------
                                              Senior Vice President


---------------------------------
Secretary



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